                                                                    EXHIBIT 99.3

BANC ONE CREDIT CARD MASTER TRUST - SUMMARY REPORT
Series 1996-A


Distribution Date of:                                          17-Jun-02
Determined as of:                                              11-Jun-02
For the Monthly Period Ending:                                 31-May-02
Days in Interest Period (30/360)                                      30
Days in Interest Period (Actual/360)                                  33


                                                       Beginning            Ending              Change
                                                       ---------            ------              ------

Pool Balance (Principal)                                3,172,283,062.68    3,173,477,293.32       1,194,230.64
Excess Funding Account                                              0.00                0.00               0.00

Invested Amount                                           500,000,000.00      500,000,000.00               0.00
Class A Invested Amount                                   465,000,000.00      465,000,000.00               0.00
Class B Invested Amount                                    35,000,000.00       35,000,000.00               0.00

Principal Funding Account                                           0.00       46,500,000.00      46,500,000.00

Adjusted Invested Amount                                  500,000,000.00      453,500,000.00     (46,500,000.00)
Class A Adjusted Invested Amount                          465,000,000.00      418,500,000.00     (46,500,000.00)
Class B Adjusted Invested Amount                           35,000,000.00       35,000,000.00               0.00
Enhancement Invested Amount                                         0.00                0.00               0.00

Reserve Account                                             1,250,000.00        1,250,000.00               0.00

Available Cash Collateral Amount                           50,000,000.00       45,350,000.00      (4,650,000.00)
Available Shared Collateral Amount                         50,000,000.00       45,350,000.00      (4,650,000.00)
Spread Account                                              5,000,000.00        5,000,000.00               0.00

Servicing Base Amount                                     500,000,000.00      453,500,000.00     (46,500,000.00)

Allocation Percentages
----------------------
Floating Allocation Pct                                            15.76%
Principal Allocation Pct                                           15.76%
Class A Floating Pct                                               93.00%
Class B Floating Pct                                                7.00%
Class A Principal Pct                                              93.00%
Class B Principal Pct                                               7.00%

                                                       Series
Allocations                          Trust             1996-A               Class A             Class B
-----------                          --------------------------------------------------------------------------
Principal Collections                357,789,028.91        56,392,986.03       52,445,477.01       3,947,509.02

Finance Charge Collections            51,780,436.37         8,161,383.33        7,590,086.51         571,296.82
PFA Investment Proceeds                         N/A                 0.00                0.00               0.00
Reserve Account Draw                            N/A                 0.00                0.00               0.00
 Less: Servicer Interchange                                   520,833.33          484,375.00          36,458.33
                                                           -------------       -------------       ------------
Available Funds                                             7,640,550.00        7,105,711.51         534,838.49

Monthly Investor Obligations
----------------------------
Monthly Interest                                              948,177.08          878,075.00          70,102.08
Monthly Servicing Fee                                         104,166.67           96,875.00           7,291.67
Defaulted Amounts                     19,293,481.38         3,040,945.74        2,828,079.54         212,866.20
                                                           -------------       -------------       ------------
Total Obligations                                           4,093,289.49        3,803,029.54         290,259.95

Excess Spread                                               3,760,126.71        3,302,681.97         457,444.74
Required Amount                                                     0.00                0.00               0.00

1 Mo. Libor Rate                              1.84%
----------------

Cash Collateral Account
-----------------------
Cash Collateral Fee                                                                28,645.83
Interest on CCA Draw                                                                    0.00
                                                                               -------------
Monthly Cash Collateral Fee                                                        28,645.83

BANC ONE CREDIT CARD MASTER TRUST - SUMMARY REPORT
Series 1996-A

Cash Collateral Account (continued)
-----------------------------------
Quarterly Excess Spread Percentage                                 8.72%
Principal Payment Rate - 3 month average                          11.33%
Calculated Current Month's Spread Account Cap                      1.00%
Spread Account Cap Adjustment                                      0.00%
Applicable Spread Account Cap Percentage                           1.00%
Beginning Cash Collateral Amount                          50,000,000.00
Required Cash Collateral Amount                           45,350,000.00
Cash Collateral Account draw                                       0.00
Cash Collateral Account Surplus                            4,650,000.00
Beginning Spread Account Balance                           5,000,000.00
Required Spread Account Amount                             5,000,000.00
Required Spread Account Draw                                       0.00
Required Spread Account Deposit                                    0.00
Spread Account Surplus                                             0.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Accumulation                                                 1
Controlled Accumulation Amount                            46,500,000.00
Required PFA Balance                                      46,500,000.00
Beginning PFA Balance                                              0.00
Controlled Deposit Amount                                 46,500,000.00
Available Investor Principal Collections                  59,433,931.77
Principal Shortfall                                                0.00
Shared Principal to Other Series                          12,933,931.77
Shared Principal from Other Series                                 0.00
Class A Monthly Principal                                 46,500,000.00
Class B Monthly Principal                                          0.00
Monthly Principal                                         46,500,000.00
PFA Deposit                                               46,500,000.00
PFA Withdrawl                                                      0.00
Ending PFA  Balance                                       46,500,000.00
Principal to Investors                                             0.00
Ending Class A Invested Amount                           465,000,000.00
Ending Class B Invested Amount                            35,000,000.00

Class A Accumulation Period Length
----------------------------------
Min 12 Month Historical Prin Pmt Rate                             10.13%
Revolving Investor Interest                              500,000,000.00
Class A Invested Amount                                  465,000,000.00
Available Principal                                       50,630,256.34
Class A Accumulation Period Length                                   10

Reserve Account
---------------
Available Reserve Account Amount                           1,250,000.00
Covered Amount                                                     0.00
Reserve Draw Amount                                                0.00
Portfolio Yield                                                   13.04%
Reserve Account Factor                                            83.33%
Portfolio Adjusted Yield                                           8.04%
Reserve Account Funding Period Length                                 3
Reserve Account Funding Date                                  15-Mar-02
Weighted Average Coupon                                            2.28%
Required Reserve Account Amount                            1,250,000.00
Reserve Account Surplus                                            0.00
Required Reserve Account Deposit                                   0.00
Portfolio Yield - 3 month average                                 12.33%
Base Rate - 3 month average                                        4.19%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                  8.14%

* Note: For purposes of reporting balances, beginning refers to the balances as of the distribution date in the current Monthly Period, and ending refers to the balances as of the upcoming Distribution Date. The Floating Allocation Percentage is based on the Adjusted Invested Amount as of the last day of the Monthly Period preceding the current Monthly Period.